Dreyfus BASIC
      U.S. Mortgage
      Securities Fund

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                  U.S. Mortgage Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, bond prices have generally fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt bonds that are more credit sensitive, such as corporate bonds.

As these factors have buffeted the financial markets, the short-term movements of stocks and bonds have been impossible to predict. Indeed, as many professionals can attest, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus BASIC U.S. Mortgage Securities Fund perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund achieved a total return of 4.77% and provided aggregate income dividends of $0.3601.(1) In comparison, the fund' s benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 4.35% for the same period.(2)

We attribute the fund' s positive relative performance during the reporting period to generally favorable market conditions for mortgage-backed securities, which benefited from a "flight to quality" among investors seeking a higher credit quality investment alternative to declining stock and corporate bond markets.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("Ginnie Mae" ) securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency, mortgage-backed securities. The fund's goal is to provide a high level of current income consistent with capital preservation.

We typically use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns provided by mortgage-related securities

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We eval-

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

     uate fixed-rate versus floating-rate securities as well as different maturities such as 15-, 20- and 30-year mortgages.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

Although it had no effect on performance per se, the fund changed its name during the reporting period to better reflect its long-standing investment approach. The new name better describes the fund's flexibility -- which it takes advantage of -- to invest up to 35% of its assets in securities other than obligations issued by the Government National Mortgage Association. The fund may invest up to 20% of assets in non-government securities, such as commercial mortgage-backed securities and asset-backed securities.

During the reporting period, the performance of the fund and mortgage-related securities in general was positively influenced by poor performance from other types of investments. That' s because investors turned to high quality investments during a period in which an uncertain economy, terrorism-related concerns and spreading corporate accounting scandals hurt investors' confidence in stocks and corporate bonds. U.S. government agency securities were particularly attractive investment alternatives, primarily because they offered higher yields than U.S. Treasury securities.

The mortgage-backed securities market was positively affected for most of the reporting period by a substantial reduction in the rate at which homeowners prepaid their existing mortgages. In contrast to the second half of 2001, when low mortgage rates led to a record level of refinancing activity, the first half of 2002 saw far fewer homeowners retiring their existing mortgages, thereby supporting prices.

In this environment, we invested more than 70% of the fund's assets in Ginnie Mae certificates. We generally avoided other government agencies, such as Fannie Mae and Freddie Mac, because of political pressures arising from allegations regarding their relatively complex and opaque financial disclosure policies. Instead, we invested in commercial mortgage-backed securities and in asset-backed securities to capture higher yields.

What is the fund's current strategy?

Toward the end of the reporting period, we reduced the fund's exposure to commercial mortgage-backed securities and asset-backed securities after both had rallied to richer valuations. We reinvested the proceeds of those sales in Ginnie Mae securities and U.S. Treasury securities, including Treasury Inflation Protection Securities (TIPS) , which we regarded as attractively valued.

During the final week of the reporting period, mortgage loan rates declined to levels that made refinancing more attractive to homeowners. Because the economy has remained sluggish and the Federal Reserve Board has, in our view, indicated its reluctance to raise interest rates, we believe that low mortgage rates and higher levels of refinancing activity may persist. Accordingly, we have attempted to take advantage of price weakness to buy seasoned Ginnie Mae securities at relatively low prices. We would expect these discounted securities to appreciate in value while prevailing yields fall, but of course there is no guarantee whether this would occur. We are prepared to change the fund's strategy and composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR, FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2002 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--108.2%                                                                       Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--88.8%

Government National Mortgage Association I:

   6%                                                                                        29,735,000  (a)          29,697,831

   6.5%                                                                                      11,480,000  (a)          11,709,600

   6.5%, 10/15/2010-6/15/2031                                                                 5,447,765                5,576,057

   7%                                                                                         8,000,000  (a)           8,304,960

   7%, 1/15/2024-2/15/2024                                                                      848,418                  888,184

   7.5%                                                                                       9,700,000  (a)          10,230,396

   7.5%, 12/15/2023                                                                             132,499                  141,028

   8%, 4/15/2008-12/15/2022                                                                   3,429,097                3,682,173

   8.5%, 2/15/2005-3/15/2022                                                                    390,272                  423,704

   9%, 6/15/2018-11/15/2022                                                                     273,298                  301,922

   9.5%, 9/15/2019-12/15/2021                                                                    97,883                  109,730

   Project Loans:

      6.375%, 10/15/2033-1/15/2034                                                            4,263,534                4,361,605

      6.4%, 10/15/2033                                                                        1,793,304                1,875,964

      6.41%, 8/15/2028                                                                          963,070                1,008,064

      6.43%, 9/15/2033                                                                        1,454,198                1,523,727

      6.45%, 3/15/2034                                                                        2,469,355                2,584,334

      6.55%, 12/15/2033                                                                         684,138                  720,804

      6.6%, 5/15/2028                                                                         1,853,794                1,956,911

      6.625%, 3/15/2029-7/15/2031                                                             4,314,109                4,531,367

      6.7%, 3/15/2028                                                                           617,700                  638,547

      6.75%, 12/15/2023                                                                       6,469,776                6,832,690

      7.25%, 4/15/2032                                                                        1,525,000                1,615,547

                                                                                                                      98,715,145

Government National Mortgage Association II:

   5%, 7/20/2030-8/20/2030                                                                    1,266,235  (b)           1,273,358

   5.25%, 4/20/2030                                                                           2,629,095  (b)           2,657,029

   6.5%, 5/20/2031-6/20/2031                                                                 11,732,072               11,948,294

   7%                                                                                        23,300,000  (a)          24,100,821

   7%, 12/20/2027-8/20/2031                                                                  19,948,741               20,695,284

   8%, 9/20/2029-2/20/2034                                                                      411,536                  436,667

   9%, 5/20/2016-7/20/2025                                                                      264,059                  288,235

   9.5%, 9/20/2021-12/20/2021                                                                    59,174                   66,109

                                                                                                                      61,465,797

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class:

      Ser. 1541, Cl. FA, 7%, 5/15/2019                                                          427,260  (c)               2,419

      Ser. 1542, Cl. QC, 7%, 10/15/2020                                                         152,945  (c)               3,853

      Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                     3,191,414  (c)             323,402

      Ser. 1916, Cl. PI, 7%, 12/15/2011                                                         523,700  (c)              76,350


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class (continued):

      Ser. 1987, Cl. PI, 7%, 9/15/2012                                                          600,764  (c)              95,515

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        1,154,138  (c)             126,055

      Ser. 2167, Cl. AM, 7%, 11/15/2015                                                         704,913  (c)             196,523

      Ser. 2295, Cl. OI, 6.5%, 8/15/2024                                                      1,872,538  (c)             252,747

      Ser. 2304, Cl. EI, 6.5%, 9/15/2024                                                      2,634,038  (c)             414,443

      Ser. 2351, Cl. QI, 6.5%, 1/15/2019                                                      1,962,461  (c)             248,121

      Ser. 2399, Cl. IQ, 6.5%, 7/15/2022                                                      3,566,217  (c)             427,340

      Ser. 2419, Cl. IE, 6.5%, 10/15/2027                                                    10,000,000  (c)           1,710,191

      Ser. 2448, Cl. IJ, 6.5%, 2/15/2023                                                      5,545,211  (c)             720,934

                                                                                                                       4,597,893

Federal Housing Administration,

  Project Loans:

      7.2%, 2/1/2033                                                                          1,092,644                1,096,741

      7.625%, 4/1/2031                                                                        1,207,673                1,241,262

                                                                                                                       2,338,003

Federal National Mortgage Association:

   6%                                                                                         4,635,000  (a)           4,724,780

   6.2%, 1/1/2011                                                                             2,366,551                2,465,650

   Notes, 3.9%, 2004                                                                          6,200,000                6,287,618

   Stripped Securities, Interest Only Class:

      Ser. 1997-74, Cl. PK, 7%, 2027                                                          3,142,759  (c)             585,464

      Ser. 2001-61, Cl. PK, 6.5%, 2022                                                       10,000,000  (c)           1,181,949

      Ser. 2001-74, Cl. HI, 6%, 2020                                                          2,633,333  (c)             307,807

      Ser. 2001-74, Cl. LI, 6%, 2020                                                          2,112,285  (c)             394,786

   Whole Loan,

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                       819,000                  849,968

                                                                                                                      16,798,022

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,250,000  (d)           2,600,491

TOTAL U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED                                                                                                   186,515,351

ASSET-BACKED CTFS.-HOME EQUITY--1.1%

The Money Store Home Equity Trust:

   Ser. 1995-B, Cl. A6, 7.5%, 2026                                                            1,470,375                1,477,382

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            798,097                  830,230

TOTAL ASSET-BACKED CTFS.-HOME EQUITY                                                                                   2,307,612

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.1%

Bank of America Large Loan,

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         3,500,000  (e)           3,657,500

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, CI. A1, 6.08%, 2035                                                        2,194,320                2,292,011

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             485,000                  507,093

   Ser. 2001-CF2, CI. A4, 6.505%, 2034                                                        1,000,000                1,059,620

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                            834,402                  896,183

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                         320,000  (e)             325,176

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. C, 7.535%, 2032                                                         2,000,000  (b)           2,226,296

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                         903,984  (e)             944,381

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2010                                                           1,423,000                1,585,510

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         3,287,286                3,520,084

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          17,013,854

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--10.2%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B2, 6.5%, 2013                                                             250,834                  256,149

Bank of America Mortgage Securities:

   Ser. 2000-6, CI. B3, 7.75%, 2030                                                           1,333,304                1,342,105

   Ser. 2001-10, CI. 2B3, 6.25%, 2016                                                           195,958                  193,425

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B2, 6.5%, 2013                                                             548,094                  561,748

Countrywide Home Loans:

   Ser. 1999-12, Cl. B2, 7.5%, 2029                                                           1,209,716                1,232,904

   Ser. 2000-8, Cl. B2, 7.5%, 2031                                                            3,258,671                3,321,641

   Ser. 2000-9, Cl. B2, 7.5%, 2031                                                              986,331                1,004,613


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Norwest Asset Securities:

   Ser. 1996-7, Cl. B1, 7.5%, 2011                                                              952,394                1,005,761

   Ser. 1997-3, Cl. B1, 7.25%, 2027                                                           2,216,883                2,270,026

   Ser. 1997-7, Cl. B2, 7%, 2027                                                                732,399                  750,040

   Ser. 1997-9, Cl. B2, 7%, 2012                                                                360,820                  368,574

   Ser. 1997-11, Cl. B2, 7%, 2027                                                               497,751                  507,208

   Ser. 1997-15, Cl. B2, 6.75%, 2012                                                            528,353                  534,295

   Ser. 1997-20, Cl. B2, 6.75%, 2012                                                            335,025                  340,747

   Ser. 1998-18, Cl. B3, 6.25%, 2028                                                            834,742                  839,901

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               372,233  (e)             366,999

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B3, 6.75%, 2012                                                            247,004                  251,098

   Ser. 1998-2, Cl. 3B3, 6.75%, 2013                                                            473,884                  482,580

   Ser. 1998-2, Cl. 4B3, 6.75%, 2027                                                            370,379                  364,871

   Ser. 1998-11, Cl. 2B3, 6.25%, 2013                                                           435,944                  446,722

   Ser. 1999-9, Cl. 1B3, 7%, 2029                                                               965,237                  955,585

Residential Funding Mortgage Securities I:

   Ser. 1997-S4, Cl. B1, 7%, 2012                                                               396,125                  402,943

   Ser. 1997-S10, Cl. M3, 7%, 2012                                                              415,020                  422,843

   Ser. 1997-S11, Cl. M3, 7%, 2012                                                              596,547                  604,015

   Ser. 1997-S19, Cl. M3, 6.5%, 2012                                                            546,478                  555,226

   Ser. 1997-S21, Cl. M3, 6.5%, 2012                                                            314,418                  317,226

   Ser. 1998-NS1, Cl. M2, 6.375%, 2009                                                          105,967                  108,360

   Ser. 1998-NS1, Cl. M3, 6.375%, 2009                                                           52,984                   53,605

   Ser. 1998-S9, Cl. 1M3, 6.5%, 2013                                                            834,344                  853,848

   Ser. 1998-S14, Cl. M3, 6.5%, 2013                                                            699,155                  715,394

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         21,430,452

TOTAL BONDS AND NOTES

   (cost $223,753,731)                                                                                               227,267,269

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--33.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--18.9%

U.S. Treasury Bills:

   1.65%, 7/5/2002                                                                              635,000                  634,879

   1.67%, 8/8/2002                                                                           10,500,000               10,482,150

   1.67%, 11/7/2002                                                                          10,500,000               10,437,840

   1.77%, 11/29/2002                                                                          7,820,000                7,765,807

   1.81%, 10/10/2002                                                                         10,500,000               10,452,226

                                                                                                                      39,772,902

U.S. GOVERNMENT AGENCIES/
MORTGAGE-BACKED--14.4%

Federal Home Loan Mortgage Corp.,

   Discount Notes,
   1.88%, 7/1/2002                                                                           30,300,000               30,300,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $70,054,757)                                                                                                 70,072,902
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $293,808,488)                                                                            141.5%             297,340,171

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (41.5%)            (87,262,564)

NET ASSETS                                                                                        100.0%             210,077,607

(A)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(E)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
     THESE SECURITIES AMOUNTED TO $5,294,056 OR 2.5% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           293,808,488   297,340,171

Cash                                                                  1,333,168

Interest receivable                                                   1,357,314

Receivable for shares of Beneficial Interest subscribed                 529,484

Paydowns receivable                                                       3,156

Prepaid expenses                                                         15,112

                                                                    300,578,405
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           122,458

Payable for investment securities purchased                          90,204,732

Payable for shares of Beneficial Interest redeemed                      110,618

Accrued expenses                                                         62,990

                                                                     90,500,798
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      210,077,607
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     204,339,298

Accumulated distributions in excess of investment income--net           (59,712)

Accumulated net realized gain (loss) on investments                   2,266,338

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      3,531,683
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      210,077,607
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                    13,455,544

NET ASSET VALUE, offering and redemption price per share ($)              15.61

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,757,187

EXPENSES:

Management fee--Note 3(a)                                              540,776

Shareholder servicing costs--Note 3(b)                                 113,030

Custodian fees--Note 3(b)                                               25,963

Professional fees                                                       21,723

Registration fees                                                       16,834

Trustees' fees and expenses--Note 3(c)                                  16,573

Prospectus and shareholders' reports                                    10,198

Miscellaneous                                                            6,552

TOTAL EXPENSES                                                         751,649

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (165,808)

NET EXPENSES                                                           585,841

INVESTMENT INCOME--NET                                               4,171,346
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,863,161

Net realized gain (loss) on financial futures                         (177,658)

NET REALIZED GAIN (LOSS)                                             2,685,503

Net unrealized appreciation (depreciation) on investments [including
  ($165,992) net unrealized (depreciation) on financial futures]     1,658,092

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,343,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,514,941

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,171,346             7,695,751

Net realized gain (loss) on investments         2,685,503               912,543

Net unrealized appreciation (depreciation)
   on investments                               1,658,092             1,280,106

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,514,941             9,888,400
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,231,250)           (7,773,181)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  67,451,180            67,344,772

Dividends reinvested                            3,498,803             6,166,477

Cost of shares redeemed                       (25,503,231)          (36,933,447)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            45,446,752            36,577,802

TOTAL INCREASE (DECREASE) IN NET ASSETS        49,730,443            38,693,021
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           160,347,164           121,654,143

END OF PERIOD                                 210,077,607           160,347,164

Undistributed (distributions in excess of)
   investment income--net                         (59,712)                  192
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,370,894             4,405,031

Shares issued for dividends reinvested            226,412               404,745

Shares redeemed                                (1,655,229)           (2,422,463)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,942,077             2,387,313

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                       Six Months Ended
                                          June 30, 2002                              Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                             (Unaudited)            2001(a)         2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            15.25            14.97           14.39         15.01          15.32         15.14

Investment Operations:

Investment income--net                              .35(b)           .85(b)          .92           .96            .97           .99

Net realized and unrealized
   gain (loss) on investments                       .37              .30             .57          (.54)          (.26)          .41

Total from Investment Operations                    .72             1.15            1.49           .42            .71          1.40

Distributions:

Dividends from investment
   income--net                                     (.36)            (.87)           (.91)         (.96)          (.97)         (.99)

Dividends from net realized
   gain on investments                               --               --              --          (.06)          (.05)         (.23)

Dividends in excess of net
   realized gain on investments                      --               --              --          (.02)            --            --

Total Distributions                                (.36)            (.87)           (.91)        (1.04)         (1.02)        (1.22)

Net asset value, end of period                    15.61            15.25           14.97         14.39          15.01         15.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.77(c)          7.70           11.01          2.82           4.71          9.55


                                       Six Months Ended
                                          June 30, 2002                                Year Ended December 31,
                                                                --------------------------------------------------------------------

                                             (Unaudited)            2001(a)         2000         1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .65(d)           .65             .65          .65          .65           .65

Ratio of interest expense and
   loan commitment
   fees to average net assets                        --              .00(e)          .01          .90          .17            --

Ratio of net investment income
   to average net assets                           4.63(d)          5.62            6.31         6.54         6.34          6.46

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          .18(d)           .22             .33          .34          .39           .42

Portfolio Turnover Rate                          279.91(c)        568.70          666.82       366.43       388.97        534.25
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  210,078          160,347         121,654      112,252       96,846        75,930

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST  INCOME.THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.66% TO 5.62%. PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On January 29, 2002, the Board of Trustees approved a change of the fund's name from "Dreyfus BASIC GNMA Fund" to "Dreyfus BASIC U.S. Mortgage Securities Fund". This change was effective on May 1, 2002.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded at the last sales price on the national securities market. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $253,172 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $7,773,181. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $165,808 during the period ended June 30, 2002.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the fund was charged $51,822 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $40,992 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $25,963 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2002, amounted to $611,954,846 and $598,378,352, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

"mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2002, there were no open financial futures contracts outstanding.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At  June  30,  2002,  accumulated net unrealized appreciation on investments was
$3,531,683,   consisting   of   $4,627,087  gross  unrealized  appreciation  and
$1,095,404 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. At June 30, 2002, there were no reverse repurchase agreements outstanding.

                                                             The Fund

                  For More Information

                        Dreyfus BASIC  U.S. Mortgage Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  080SA0602